EXHIBIT 32.2

CERTIFICATION

PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

OF 2002 (18 U.S.C. 1350)

I, Michael Handelman, Chief Financial Officer of Genius Brands International, Inc., (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.	the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2015

/s/ Michael Handelman

Michael Handelman, Chief Financial Officer

(Principal Financial and Accounting Officer)